

MVB FINANCIAL

Investor Presentation

November 2019


MVB
MVB
MVB

Forward Looking Statements & Non-GAAP Financial Measures

This Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the "Company") and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends and to facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

Our Why Statement

purpose:

/'pur-pose/ *noun* – the reason for which something is done or created or for which something exists

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

MVB Values

Trust



Commitment



Teamwork



Adaptability


MVB

RLC



Our World Today

Disruption Creates Opportunities

- Uber vs. Yellow Top Cabs
- Netflix vs. Movie Theaters
- Fintech vs. Banking

MVB's "Blue Ocean" Strategy Embraces Disruption


TAXI
HASSENFEL

"The Fintech tsunami is brewing and banks are becoming yellow top taxis in an Uber world - we must modernize or become irrelevant!"

-Larry F. Mazza, CEO & President MVB Financial Corp., June 2018

MVB Today

The Financial Frontier

MVB is an innovative financial holding company that provides banking services to individuals and corporate clients in the Mid-Atlantic region, as well as Payment and Fintech Deposit clients throughout the United States.

Company Statistics

- NASDAQ: MVBF
- Market Cap: $234.5M [1]
- Total Assets: $1.96B [1]
- Book Value Per Share: $16.84 [1]
- Tangible Book Value Per Share: $14.87 [1,2]

Why MVB?

- Consistent Growth
- Long Term History of Strong Asset Quality
- Attractive Markets
- Culture for Talent Acquisition
- Forward-Thinking Approach to Fintech

(1) Market Cap, Total Assets, Book Value, Tangible Book Value, and Stock Price as of 09/30/19.
(2) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details.

MVB Portfolio

Complementary Business Lines – Regional Lending with National Deposits



Commercial & Retail

- 12 banking centers in WV and 3 in NoVa
- **Commercial**: Loans, Deposits and Non-interest Income; 74% of loan portfolio
- **Retail**: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans



Mortgage

- Headquartered in Fairfax, VA
- 17 Loan production offices in select markets
- Non-interest Income, Loans, Deposits
- Five of the 10 wealthiest counties in the U.S. are located in the Washington D.C. metro area, according to the U.S. Census Bureau (1)
- Top 10 Largest Home Mortgage Lenders in Greater D.C. ranked by 2018 metro-area loan volume (2)


= Client presence

Fintech Payment & Deposit Services

- Sales team based in Salt Lake City
- Providing services to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Dedicated team
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance
- Separate vertical

(1) US News, 12/06/18.
(2) Washington Business Journal, 04/05/19.

Fintech Strategy Execution


Keep Up
Get Ahead
1. Offer Solutions to Strengthen Client Relationships
3. Make Investments in Fintech Companies
GOAL
Increase Positive Exposure to Fintech trend drivers
Lower Risk,
Common in Most Banks
Higher Risk,
Less Common in Banks
2. Utilize Productivity Enhancing Tools
4. Become Trusted Banking Partner for Fintech Companies

MVB Fintech Thesis

What We Do Well

Fintech

1. Identify a niche
2. Build a solution to meet the needs of users in niche
3. Generate revenue with a highly profitable business model
4. Scale quickly

Bank

1. Access to payment rails
2. FDIC insured deposits
3. All Fintech companies need a banking relationship

Technology company builds the technology and acquires users.

MVB holds the deposits and shares fee income.

Fintech Investment Portfolio Performance



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(in thousands)
BILLGO
ALLIED
PAYMENT NETWORK
FinClusive
GRAND
Commerce
Ventures
204% IRR
2016
2017
2018
Q3 2019
Cash Investment
Fair Value

Investments Focused on Strategic Partnerships

Fintech Differentiators **“Distinct, Not Extinct”**

2019 Growth Coming from Mix of NIB & Reasonably Priced IB Deposits

Current Portfolio Mix



Specialty Escrow 35%
Payments Processing 14%
Cryptocurrency 7%
Hospitality & Gaming 44%

Pipeline Mix



Payments Processing 85%
Cryptocurrency 7%
Digital Savings 5%
Hospitality & Gaming 3%

Future Portfolio Mix



Payments Processing 62%
Cryptocurrency 7%
Digital Savings 3%
Hospitality & Gaming 16%
Specialty Escrow 12%

Fintech Cost of Funds = 0.17%

How We Grow

- Insiders to Fintech industry clients and technology partners
- Robust pipeline
- Highly skilled & non-traditional bankers
- Fee enhancement opportunities
- Approximately 5% of Banks in the space
- Dedicated vertical focused only on Fintech Clients

How We Defend

- Barriers to entry
- Technical expertise
- Startup, “Yes, if” culture vs. traditional, “No, because” culture
- Needs based solution
- Long sales cycle
- Selected investments in high potential clients

Source: Company documents.

Chartwell Compliance Acquisition

MVB FINANCIAL + CHARTWELL

REGULATORY COMPLIANCE & RISK MANAGEMENT

- Over 150 fintech companies served, ranging from the unicorns to the Fortune 50
- Industry-leading hyperspecialization to fintech state and federal compliance
- Well-recognized brand across the industry
- Nearly all staff have been industry practitioners or regulators
- Most work executed by employees, not contractors
- Winner of fintech, corporate culture, and employee development awards
- Practioners of *Kaizen* process efficiency and lean management, including training tours in Japan

"The deal makes sense to us for a number of reasons. First, and most simply, with regulation and compliance naturally at the forefront of the risk factors associated with the MVBF story, any enhancement to the company's proficiency in these areas — irrespective of whether or not the deal was financially accretive — has to be considered a significant positive development, in the sense that it undoubtedly reduces the overall risk profile of the business model... So in essence, MVBF helps to soothe concerns about its regulatory and compliance risk as it pushes further into the Fintech arena, lowering the overall risk profile of the model, while simultaneously opening up a new potential revenue stream that is uncorrelated to both the traditional banking business and MVBF's own initiatives in Fintech."

- Joseph Fenech, Hovde Group

Helping financial technology companies thrive in North America by outsourced state licensing, AML, and consumer protection compliance services.

NIM Expansion – Outpacing Peers

Active Focus on NIM & Upward Trend


4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.09%
3.90%
3.79%
3.82%
3.64%
3.65%
3.01%
3.07%
3.22%
3.27%
3.41%
3.45%
108 bps
20 bps
2014
2015
2016
2017
2018
YTD 2019
MVBF
Regional Peers

Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion. Peer data reflects the most recent data publicly available. YTD 2019 is through 09/30/19.

Deposit Growth with **NIB Focus**

NIB CAGR of 35% in under Five Years



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
20%
18%
15%
13%
11%
9%
7%
4%
2%
0%
NIB as a % of Total Deposits
$771,004
$921,924
$1,092,507
$1,121,580
$1,231,091
$1,394,320
8%
19%
NIB/Total Deposits
2014
2015
2016
2017
2018
YTD 2019
NOW
Money market
Savings
IRAs
CDs
Noninterest bearing demand deposits
NIB deposits as a % of total deposits

Source: Company documents. Average balances. YTD 2019 is through 09/30/19.

Strong Record of **Organic Growth**

Growth with Profitability Emphasis

$ in Millions

Total Assets



CAGR 8%
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,384
$1,419
$1,534
$1,751
$1,962
2015
2016
2017
2018
YTD 2019

Net Income



CAGR 37%
$25
$20
$15
$10
$5
$-
$6.8
$12.9 (1)
$7.6
$12.0
$9.0
$22.9 (2)
2015
2016
2017
2018
YTD 2018
YTD 2019

YTD September 30, 2019 YoY Growth Highlights

Area	Percent Increase
Core Earnings	37.9%
Service Fees	32.9%
Equity	20.7%
Net Interest Income	15.6%
Noninterest-bearing Deposits	14.2%
Loans	6.6%
Fintech Investment Portfolio IRR	203.7%

Strong loan growth coupled with steady margin expansion and top-tier asset quality

Source: Company documents. YTD is through 09/30.
(1) 2016 net income includes $3.9M relating to the sale of the insurance segment.
(2) 2019 net income includes $10.1M relating to the gain on a fintech investment and $427K relating to contingency income related to the 2016 sale of the insurance segment.

Highlights from Third Quarter 2019

Q3 **Net Income** increased **20.9%** year-over-year

Chartwell Compliance acquisition

Gross loans HFI increased **6.6%** year-over-year

Redemption of **subordinated debt**

Noninterest-bearing deposits increased **14.2%** year-over-year

Salt Lake City office

Nonperforming loans to total loans ratio of **0.41%**

Credit Karma relationship

Simplified Capital Stack

December 31, 2016



Common stock
58%
Retained earnings,
AOCI, & Treasury stock
15%
Convertible
Subordinated
debt
16%
Trust preferred
stock
2%
SBLF capital
5%
Convertible
Preferred
stock
4%

June 30, 2019



Common stock
60%
Retained earnings,
AOCI, & Treasury stock
28%
Subordinated
debt
6%
Trust preferred
stock
2%
Preferred
stock
4%

September 30, 2019



Common stock
63%
Retained earnings,
AOCI, & Treasury stock
31%
Trust
preferred
stock
2%
Preferred
stock
4%

Diversified Loan Portfolio

Growth & Active Management of Concentration Limits

Net Loans Held for Investment



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
In millions
CRE %
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Commercial RE Loans as a % of Total Risk Based Capital
2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019
Net Loans HFI
CRE Loans as a % of Total Risk-Based Capital

Loan Portfolio Composition



Acquisition & Development - HVCRE 1%
Residential 21%
Acquisition & Development 5%
Home Equity 4%
Consumer 1%
Commercial Real Estate 31%
Commercial Business 37%

Source: Company documents and SNL Financial.

Commercial Real Estate Portfolio

Diversification within CRE Concentration

CRE Loans



Apartments - Market 16%
Storage Units 1%
Apartments - Low Income 5%
Retail 14%
Nursing Homes 29%
Office 23%
Hotels 11%
Other 1%

AD&C Loans



1-4 Family Residential Owner Occupied 57%
Apartments & Multifamily 1%
Commercial Development 11%
Office 6%
Personal Lot Loans 2%
Other 1%
Retail 2%
Residential Development 8%
Residential - Speculative 12%

Source: Company documents.

Consistent, Top Tier Asset Quality

Non-Performing Loans / Total Loans


3.40%
2.90%
2.40%
1.90%
1.40%
0.90%
0.40%
-0.10%
2.86%
2.92%
2.33%
2.24%
2.35%
1.93%
1.35%
0.95%
0.65%
0.88%
0.77%
0.14%
1.16%
0.99%
0.59%
0.88%
0.54%
0.41%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
MVBF
Regional Peers

NCOs / Average Loans


0.65%
0.55%
0.45%
0.35%
0.25%
0.15%
0.05%
-0.05%
0.52%
0.60%
0.31%
0.18%
0.10%
0.22%
0.12%
0.11%
0.09%
0.35%
0.42%
0.25%
0.17%
0.07%
0.17%
0.12%
0.06%
0.06%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
MVBF
Regional Peers

Loan Loss Reserves / Gross Loans


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
1.53%
1.53%
1.43%
1.25%
1.23%
1.07%
0.92%
0.92%
0.90%
0.81%
0.91%
0.79%
0.78%
0.78%
0.86%
0.89%
0.84%
0.86%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
MVBF
Regional Peers

NPAs / Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.65%
2.61%
2.59%
2.16%
1.86%
1.71%
1.34%
0.77%
0.60%
0.65%
0.50%
0.12%
0.89%
0.76%
0.47%
0.72%
0.53%
0.36%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
MVBF
Regional Peers

Note: Nonperforming assets include nonaccruals, OREO, and 90+ days past due. YTD 2019 is through 09/30/19.
Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.
Peer data reflects the most recent data publicly available.

High Quality & Consistently Profitable Mortgage Operations

Historical Volume Comparison


$2,000
$1,500
$1,000
$500
$-
$1,339
$1,643
$1,541
$1,447
$1,107
$1,308
2015
2016
2017
2018
YTD 2018
YTD 2019

Historical Profitability


$5,000
$4,000
$3,000
$2,000
$1,000
$-
$3,829
$3,062
$1,599
$1,953
$1,891
$4,197
2015
2016
2017
2018
YTD 2018
YTD 2019

Historical Pipeline Comparison


$300
$250
$200
$150
$100
$199
$208
$227
$178
$237
$207
$180
$138
$206
$209
$178
$126
$187
$244
$247
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

Source: Company documents. YTD is through 09/30.
(1) Volume displayed by dollars closed.
(2) Volume displayed by number of loans closed.

2019 Dollar Volume by State (1)


NC/SC
29%
MD
7%
DC
8%
Other
6%
WV
5%
VA
45%

2019 Dollar Volume by Transaction Type (2)


Purchase, Construction Origination, & Construction Refinance
81%
Refinance
19%

Strategic & Opportunistic Talent Acquisition

An Independent Bank Mindset that Embraces a, "Yes, if" Culture

Acquisitions

- Susquehanna Branch 2008
- PMG 2012
- Acacia 2013
- BB&T Branches 2015
- Chartwell Compliance 2019

Lift Outs

- **BB&T** 2005, 12 Team Members
- **HNB** 2009- 2011, 11 Team Members
- **Wells Fargo Insurance** 2013, 23 Team Members, Sold in 2016
- **VA Commerce** 2013, 5 Team Members
- **Recent NoVa M&A Disruption** 2017/2018, 12 Team Members
- **Salt Lake City Fintech Office** 2019, 4 Team Members

Significant Management Ownership Drives Entrepreneurial Spirit

Full Coverage **Risk Management**

Investment in & Strong Attention to ERM



NEWS RELEASE

MVB Financial Corp. Partners with PRMIA to Develop an Effective Risk Appetite Statement Model

(FAIRMONT, W.Va.) May 29, 2019 – MVB Financial Corp. (MVB) (Nasdaq: MVBF), a $1.7 billion-dollar financial holding company headquartered in Fairmont, W.Va., continues to experience significant growth in the financial services arena driven by adaptive and forward-thinking leadership. MVB selected Professional Risk Managers' International Association (PRMIA), the premier association connecting risk professionals to best practices and supporting risk management in financial markets internationally, as a trusted partner in developing a process to formalize MVB's risk appetite statement.

"MVB is not your typical community bank and is very entrepreneurial in its strategy. Related to this growth and entrepreneurial approach, MVB made the strategic decision to significantly enhance its Enterprise-wide Risk Management (ERM) program," said Larry F. Mazza, CEO & President, MVB Financial.

Using the experience from MVB, the PRMIA Risk Appetite Statement Model is being refined so it can ultimately become an industry standard.

- MVB's Enterprise-wide Risk Management process is de-centralized, integrated and supported by a leadership driven risk culture.
- MVB partnered with PRMIA*, a "world wide" industry risk leader to develop a proprietary statistical approach, targeted to key risks on a risk-return basis to assess MVB risk levels and develop MVB's Risk Appetite Statement.
- MVB's Risk Appetite Statement succinctly links to MVB's 3.0 Strategic Plan to ensure proper monitoring and management of risks and related opportunities.
- Full Office of Risk Management with additional expertise in Fintech compliance & risk analysis

*PRMIA = Professional Risk Management International Association is a non-profit global risk organization with over 50,000 members.

Addressing Risk Management

Cost of Investing in the Future & Scalability

Risk	Mitigation
Mortgage Volatility	o Diversified geographic portfolio o Overhead management o High quality loans o Purchased loan focus
CRE Concentration	o History of strong asset quality o Management and monitoring of concentration levels o Includes owner occupied 1-4 family portfolio = $109.8M or 55% of capital
Compliance/Regulatory Risk	o Investment in team o Continuous communication with regulators o Technical expertise and experienced Fintech industry partners o Investing in regulatory technology enhancing compliance monitoring systems
Payment & Fintech Deposit Client Retention	o Building moats around clients o Extensive diligence for both parties adding to difficulty to switch o Early adopter advantage o Long technical sales cycle
Deposit Concentration & Seasonality	o Limits on total accepted per client and industry o Increased liquidity in investment portfolio o Syndicate deposits
Operating Efficiency	o Modern, efficient branch network o Technology focus o Increased due to Mortgage subsidiary o Fee income expansion

MVB's Performance Reflects "THE PRICE OF GROWTH"

Analysts Positive on MVB Story

HOVDE GROUP	April 8, 2019 – The specialty deposit play is the unique aspect of the story. The entrepreneurial bent of the management team – particularly the CEO – is among the more intriguing aspects of the MVBF story... The company has pursued a progressive approach to Fintech, given the CEO's stated belief that banks are rapidly "becoming yellow top taxis in an Uber world" and that the industry "must modernize or risk losing our relevance in the market." **Clearly, the strategy seems to be working well, as MVBF has emerged as a preferred bank of Fintech companies, and the results are noticeable and needle-moving.**
KBW	January 8, 2019 – *Improvement in Profitability Presents Self-Help Story.* **MVBF presents a unique opportunity to invest in a bank that has the potential to continue to improve profitability over the next few years...** We are attracted to MVBF's strategy to close the profitability gap with peers, gain market share in its Virginia and West Virginia markets through recent strategic team lift-outs, and position itself as the partner of choice for Fintech companies as a means of improving the company's core funding profile.
TOM BROWN'S BANKSTOCKS.COM INSIDE FINANCIAL SERVICES	June 7, 2019 – Sports betting is a $140 billion business that states are steadily in the process of legalizing. The industry's growth is extremely bright. MVB is at the nexus of it all... **MVB is going to be a fascinating company to watch in the coming years** as it moves to put itself at the center of several emerging fast-growing industries.
SANDLER O'NEILL + PARTNERS	April 12, 2019 – ...net interest margin expansion, strong loan growth and solid cost control are expected to act as the primary forces leading to an increase in return on average assets and return on average equity... **Cucharale expects the company to generate 15% earnings growth in 2019 and 13% in 2020, well above that of the company's peers.**


Think
Bigger

MVB FINANCIAL

Q&A Session

Thank You for Joining Us Today

Appendix: Non-GAAP Reconciliation

NONINTEREST INCOME / OPERATING REVENUE	For the year ended,		For the year-to-date period ended,	
(Dollars in Thousands)	12/31/2017	12/31/2018	09/30/2018	09/30/2019
Total Noninterest Income	$ 40,706	$ 38,640	$ 30,924	$ 49,847
Less: Realized Gain on Securities	(731)	(327)	(327)	186
Operating Noninterest Income	**$ 39,975**	**$ 38,313**	**$ 30,597**	**$ 50,033**
Net Interest Income	$ 44,297	$ 52,054	$ 37,644	$ 43,535
Plus: Operating Noninterest Income	39,975	38,313	30,597	50,033
Operating Revenue	**$ 84,272**	**$ 90,367**	**$ 68,241**	**$ 93,568**
Operating Noninterest Income	$ 39,975	$ 38,313	$ 30,597	$ 50,033
÷ Operating Revenue	84,272	90,367	68,241	93,568
Noninterest Income / Operating Revenue (%)	**47.44%**	**42.40%**	**44.84%**	**53.47%**

TANGIBLE BOOK VALUE PER SHARE	For the quarter ended,
(Dollars in Thousands)	09/30/2019
Goodwill	$ 19,630
Core Deposit Intangibles	3,649
Total Intangibles	**$ 23,279**
Total Equity	$ 206,240
Less: Preferred Equity	(7,334)
Less: Total Intangibles	(23,279)
Tangible Common Equity	**$ 175,627**
Tangible Common Equity	$ 175,627
÷ Common Shares Outstanding (000s)	11,814
Tangible Book Value per Share ($)	**$ 14.87**

Source: SEC filings and Company documents.

Appendix: Financial Comparisons

$ in thousands, except per share	YTD 2019	YTD 2018	FY 2018	FY 2017
Balance Sheet				
Total Assets	$1,961,952	$1,723,104	$1,750,969	$1,534,302
Gross Loans HFI	$1,382,375	$1,296,460	$1,304,366	$1,105,941
Total Deposits	$1,456,404	$1,379,186	$1,309,154	$1,159,580
Bank Capital (%)				
Tier 1 Leverage Ratio	9.88%	10.31%	10.24%	10.69%
Tier 1 Risk-Based & CET 1 Ratio	11.83%	12.68%	12.47%	13.44%
Risk-Based Capital Ratio	12.62%	13.56%	13.29%	14.22%
Asset Quality (%)				
NPAs / Assets (1)	0.36%	0.85%	0.53%	0.72%
NCOs / Loans	0.06%	0.06%	0.11%	0.13%
Reserves / Gross Loans HFI	0.86%	0.88%	0.84%	0.89%
Profitability				
Net Income to Common Shareholders	$22,532	$8,638	$11,514	$7,077
ROAA (2)	1.67%	0.75%	0.73%	0.52%
ROAE (2)	15.99%	7.65%	7.46%	5.23%
Noninterest Inc. / Operating Rev.	53.47%	44.84%	42.40%	47.44%
Net Interest Margin	3.45%	3.37%	3.41%	3.27%
Diluted EPS (2)	$1.88	$0.77	$1.00	$0.68

Source: SEC filings and Company documents. YTD is through 09/30.
Note: Reserves / Loans excludes loans held for sale.
(1) NPAs include non-accruing loans, 90+ days still accruing, and OREO.
(2) Q2 2019 included $446K of net income from discontinued operations. Excluding this income, ROAA, ROAE, and diluted EPS would have been 1.64%, 15.69%, and $1.85, respectively.


MVB Bank

Contact Us

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations
Lisa McCormick
MVB Financial Corp.
(304) 367-8697